SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[x]      Preliminary Information Statement

[ ]      Confidential, for Use of Commission Only (as permitted by Rule
         14c-5(d)(2))

[ ]      Definitive Information Statement

Vertex Computer Cable & Products, Inc.
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(Name of Registrant as Specified in Its Charter)

Vertex Computer Cable & Products, Inc.
 --------------------------------------------------
(Name of Person(s) Filing Information Statement)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
     Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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                                         -1-


(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

     -----------------------------------------------

[  ]  Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

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         (2)  Form, Schedule or Registration Statement No.:

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         (3)  Filing Party:

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         (4)  Date Filed:

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VERTEX COMPUTER CABLE & PRODUCTS, INC.
Notice of Action
by Written Consent of Stockholders

March 4, 1999


Dear Stockholder,

	Enclosed is an Information Statement regarding (i) an Agreement (the "Agreement") by and among among Vertex Computer Cable & Products, Inc. (the "Company"), Daniel McPhee, Christopher Francis, TW Cable, LLC., Edward Goodstein and DataWorld Solutions, Inc. dated December 17, 1998 and (ii) certain action taken by written consent of the stockholders of the Company in lieu of a stockholders meeting approving the adoption of an amendment (the "Amendment") to the Company's Certificate of Incorporation (see Exhibit A hereto). The effect of the Amendment will be to clarify the procedure for establishing the designation, powers, preferences, rights and limitations of the Company's preferred stock, par value $.01 per share.

     This Information Statement is being provided pursuant to the General Corporation Law of the State of Delaware, which provides that actions permitted to be taken by written consent of the stockholders are subject to notice to the stockholders not executing the Consent. The rules under the Securities Exchange Act of 1934, as amended, provide that the attached Information Statement shall be sent out to the Company's stockholders at least 20 days in advance of the effective date of the Amendment. Accordingly, the effective date of the Amendment will be March 24, 1999.

						           By Order of the Board,


							/s/ Daniel McPhee
							___________________
							Daniel McPhee
                                                     				Chief Executive Officer










VERTEX COMPUTER CABLE & PRODUCTS, INC.
920 Conklin Street
Farmingdale, NY  11735



Information Statement Concerning
Action Taken by written consent of Majority Stockholders



     This Information Statement contains information regarding actions taken by written consent of the stockholders of Vertex Computer Cable & Products, Inc. (the "Company") approving (i) an agreement (the "Agreement") by and among the Company, Daniel McPhee, Christopher Francis, TW Cable, LLC., Edward Goodstein and DataWorld Solutions, Inc ("DataWorld") and (ii) certain action taken by written consent of the stockholders of the Company in lieu of a stockholders meeting approving the adoption of an amendment (the "Amendment") to the Company's Certificate of Incorporation (see Exhibit A hereto). The effect of the Amendment will be to clarify the procedure for establishing the designation, powers, preferences, rights and limitations of the Company's preferred stock, par value $.01 per share.

	On December 17, 1998, the Board of Directors of the Company approved and authorized the Agreement. On December 17, 1998, TW Cable, LLC. (the "Majority Stockholder"), the holder of a majority of the shares of the Company's Common Stock, $.01 par value per share, entitled to cast 81% of the outstanding
Common Stock of the Company, approved the Amendment.

     This Information Statement is being provided pursuant to the General Corporation law of the State of Delaware, which provides that actions permitted to be taken by written consent of the stockholders are subject to notice to the Stockholders not executing the Consent and Rule 14(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") requiring notice to be sent to the stockholders of the Company.

     The purpose of this Information Statement is to provide the stockholders of the Company with information regarding the Agreement and the Amendment.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     The date of this Information Statement is March 4, 1999.











                                       -1-




STRUCTURE OF THE TRANSACTION

	On December 17, 1998 the Company executed the Agreement and the following actions took place:

	(a) The Company, acquired all the voting common stock of DataWorld solely in exchange for 1,500,000 shares of the voting common stock of the Company, and

 (b) Daniel McPhee and Christopher Francis, each acquired from TW Cable, LLC. a total of 17,000,000 shares of the voting common stock of the Company in exchange for payment of $200,000 and other consideration stated in the Agreement; and

	(c) TW Cable, LLC. will, as stated in the Agreement, acquire 6,000 shares of the $6 Vertex Senior Cumulative Convertible Preferred Stock having a stated
value of $100 per share, $.01 par value with such rights, preferences and designations as set forth in the Certificate of Designation; and

	(d) Edward Goodstein and/or TW Cable, LLC. has agreed with Vertex to forgive certain debt of Vertex presently owed to Goodstein and/or TW Cable, LLC.; and

	(e) Effective with the signing of the agreement, Daniel McPhee became Chief
Executive Officer and Christopher Francis  became Chief Operating Officer.
Effective ten (10) days following notice to shareholders, Mr. McPhee will become Chairman of the Board of Directors and Mr. Francis will become a
Director.  Edward Goodstein and Albert Roth will remain on the Board of
Directors.

RESOLUTIONS ADOPTED IN CONNECTION WITH THE TRANSACTION

 	On December 17, 1998, the Board of Directors unanimously adopted resolutions approving an agreement between Daniel McPhee, Christopher Francis, TW Cable,
LLC., Edward Goodstein and DataWorld Solutions, Inc. ("DataWorld"). The
resolutions adopted were as follows: (i) the Company will acquire all the voting stock of DataWorld solely in exchange for 1,500,000 shares of the voting common stock of the Company; (ii) effective with the signing of the Agreement,
Daniel McPhee will become Chief Executive Officer and  Christopher Francis will become Chief Operating Officer and effective ten (10) days following the notice to shareholders Mr. McPhee will become Chairman of the Board of Directors and Mr. Francis will become a director.  Edward Goodstein and Albert Roth will remain on the Board of Directors; and (iii) the Company will issue to TW Cable,
LLC. 6,000 shares of the $6 Vertex Senior Cumulative Convertible Preferred Stock
having a stated value of $100 per share, $.01 par value.











AMENDMENT TO CERTIFICATE OF INCORPORATION

	On December 17, 1998, the Majority of the Stockholders entered into a Consent in lieu of meeting approving the Amendment.

			                                          By Order of the Board of Directors

						/s/ Daniel McPhee
						__________________________
                           				              Daniel McPhee
                                         	     		Chief Executive Officer


March  4, 1999





EXHIBIT A

Certificate of Amendment to Certificate of Incorporation of Vertex Computer Cable & Products, Inc.





--------------------




VERTEX COMPUTER CABLE & PRODUCTS, INC.
920 Conklin Street
Farmingdale, New York 11735


INFORMATION STATEMENT PURSUANT TO
SECTION 14(f) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER


      This Information Statement is being mailed on or about March 4 , 1999 as part of the Information Statement on Schedule 14C (the "Schedule 14C") to holders of the common stock, par value $.01 per share ("Common Stock"), of Vertex Computer Cable & Products, Inc. (the "Company"). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Schedule 14C. You are receiving this Information Statement in connection with the appointment by the existing Board of Directors to fill vacancies on the Board of Directors of the Company subject to this notice.





GENERAL INFORMATION REGARDING THE COMPANY

GENERAL

	The Company's outstanding voting securities as of January 1, 1999, consists of
25,324,000 shares of common stock, par value $.10 per share.


BOARD DESIGNEES

	On December 17, 1998 the Company entered into an Agreement ("the Agreement") by and among the Company, Daniel McPhee, Christopher Francis, TW Cable, LLC, Edward
Goldstein and DataWorld Solutions, Inc. As part of the Agreement, the existing directors agreed to fill two vacancies on the Board of Directors with Mr. McPhee and Mr. Francis, subject to this notice to shareholders.

      This Information Statement is required by Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14f-1 thereunder.


      YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY. YOU ARE NOT, HOWEVER, REQUIRED TO TAKE ANY ACTION.


DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

	Daniel McPhee (1), age 35, has been Director and Chief Executive Officer of
DataWorld Inc. since its inception in 1998.  Prior thereto, and since 1992,
Mr. McPhee was associated with Elcan Technologies Corp. ("ETC") as a senior sales representative and was promoted to Executive Vice President in early
1997.  While employed at ETC, Mr. McPhee was influential in developing both its Philadelphia branch as well as its Los Angeles operation.  From 1988 to
1992, Mr. McPhee was employed by United Datacom & Cable, Inc. as a salesman and Vice President.  From 1985 to 1988, Mr. McPhee was a project manager with
Forest Electric Corp.  Mr. McPhee's knowledge of the voice and data distribution industry includes both financial and sales aspects of operations.  In 1985,
Mr. McPhee received a bachelors degree in Business Administration from Adelphi
University.  Mr. McPhee is a member of the Communication Managers Association.

	Christopher Francis (1), age 36, co-founded with Mr. McPhee, and currently serves as Director and Chief Operating Officer. Prior thereto, and from May
1985 unitl 1998, Mr. Francis was with ETC. At ETC, Mr. Francis held increasingly responsible positions, beginning as a local sales representative and accepting promotions to Vice President of Operations. In such capacity, Mr. Francis' responsibilities included purchasing and inventory management.
Mr. Francis attended Seton Hall University where he majored in Business Administration.

	Edward Goodstein, age 52, has been Chairman and Chief Executive Officer of the
Company since June 1997 and director since January 1997.  Mr. Goodstein was formerly President and major stockholder of TW Communications, a privately held company, which was acquired in December 1997. TW Communications was a distributor of telecommunication wire, cable, fiber-optics and installation supplies.



	Albert Roth, age 63, has been a director since December 1995 and was Chairman and Chief Executive Officer of the Company from December 1995 through May 1997.
For the five years prior thereto, Mr. Roth was independently employed as a business consultant as a principal of GPR Eastwood Inc.  Mr. Roth has held several senior management and executive positions at various electronic distribution companies during the thirty years prior to becoming self-employed.


	(1)   Elected to the Board of Directors to fill existing vacancies on the Board of Directors, subject to this notice






DIRECTORS AND EXECUTIVE OFFICERS

The Directors and executive officers of the Company are as follows:

          Name                                   			Position

Daniel McPhee (1)				                        Chief Executive Officer

Christopher Francis (1)				                  Chief Operations Officer

Nicholas T. Hutzel	                       			Secretary
Abe Mendez		                              			Vice President of Manufacturing
Edward Goodstein				                         Director
Albert Roth				                              Director



Will become directors ten days after the date hereof.

The following Executive Officers of the Company are not Directors:

	Nicholas Hutzel, age 29, has been Vice President and Controller of the Company since February 1997.  Mr. Hutzel has also been Corporate Secretary since March
1997.  Mr. Hutzel joined the Company in June 1993, and continued service until
July 1996.  From July 1996 through February 1997, Mr. Hutzel was employed as a
Controller for a private sign manufacturer that handled major commercial accounts throughout the United States.

	Abe Mendez, age 31, has been Vice President of Sales Since August 1997.  Mr.
Mendez has been with the Company since 1985.  Prior to becoming Vice President of Sales, Mr. Mendez was Vice President of Operations and also Sales Manager for the New York facility.




BOARD OF DIRECTORS AND COMMITTEE MEETINGS

	During the last twelve months, the Board of Directors have met seven (7) times to discuss and effect resolutions under normal operating business of the
Company.

	The Company does not have at  the present time any designated committees.


COMPENSATION OF DIRECTORS
DIRECTORS

      Directors who are employees of the Company are not compensated for serving as directors. Directors who are not employees of the Company, have waived receiving board fee until further notice. A fee of $1,000 per month was paid for part of the year ending December 1997. All non-employee directors of the Company are reimbursed for out-of-pocket expenses.

COMPENSATION PHILOSOPHY

      The Company's executive compensation program is designed to integrate compensation with the achievement of the Company's short- and long-term business objectives and to assist the Company in attracting, motivating and retaining the highest quality executives.

EMPLOYMENT AGREEMENTS

	The Company is not currently a party to any employment agreements, and has not been during the last twelve months.

	Upon the signing of the Agreement, Daniel McPhee and Christopher Francis became officers of the Company with employment terms to be negotiated, and provides that Mr. McPhee shall become the Chairman of the Board of Directors.  Mr.
McPhee and Mr. Francis shall each receive a minimum base salaries of $100,000.

STOCK OPTIONS GRANTED IN LAST FISCAL YEAR

      During the last twelve months no stock options have been granted to any officer of the Company.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information, as of January 1, 1999, regarding the beneficial ownership of the Common Stock by: (i) each person known to the Company to beneficially own more than 5% of the voting stock; (ii) each director and each named executive officer; and (iii) all executive officers and directors of the Company as a group. A person is a beneficial owner if he or she has or shares voting power or investment power. As of January 1, 1999, there were outstanding 25,324,000 shares of the Common Stock.














Beneficial Ownership
---------------------------
								                                                      Percent of
Name and Address               Amount and Nature of            Outstanding
of Beneficial Owner            Beneficial Ownership         Voting Securities
--------------------         -----------------------       --------------------
Daniel McPhee			              8,500,000  Common Stock             33.6%
33 Long Arc Lane
Dix Hills, NY   11746

Christopher Francis		         8,500,000  Common Stock             33.6%
19 Pickering Road
Robbinsville, NJ  08691

TW Cable LLC. 			             3,529,389  Common Stock             13.9%
19 Pickering Road
Robbinsville, NJ  08691

All directors and
executive officers           20,539,389  Common Stock             81.1%
as a group
-----------
                                           By Order of the Board of Directors

	                                          /s/ Daniel McPhee
                  		                       ----------------------------
                                            			Daniel McPhee
                                            			Chief Executive Officer

Farmingdale, New York
March 4, 1999